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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2003

Merrill Lynch Mortgage Investors, Inc. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2003-A1)


                     Merrill Lynch Mortgage Investors, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                   333-47270                     33-3416059
         --------                   ---------                     ----------
(State or Other Jurisdiction       (Commission                 (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)

4 World Financial Center
New York, New York                                                   10281
(Address of Principal                                              (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 449-1000

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



                                       -2-

Item 5. Other Events.
        ------------

                  Consent of Thacher Proffitt & Wood.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

        (a)   Financial Statements.
              --------------------
              Not applicable.


        (b)   PRO FORMA Financial Information.
              -------------------------------

              Not applicable.

        (c)   Exhibits
              --------

                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of Thacher Proffitt & Wood,
                                                                legal counsel for Merrill Lynch Mortgage
                                                                Investors, Inc. with respect to the Merrill
                                                                Lynch Mortgage Investors, Inc.,
                                                                Mortgage Pass-Through Certificates,
                                                                Series 2003-A1.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                    MERRILL LYNCH MORTGAGE
                                                    INVESTORS, INC.

                                                    By:   /s/ John Winchester
                                                          -------------------
                                                    Name:     John Winchester
                                                    Title:    Director

Dated: February 24, 2003

                                  EXHIBIT INDEX

                        Item 601 (a) of           Sequentially
Exhibit                 Regulation S-K            Numbered
Number                  Exhibit No.               Description                       Page
------                  -----------               -----------                       ----
1                           23                    Law Firms'                        6
                                                  Consent